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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ---------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                             ---------------------

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 27, 2005


                              BMW FS SECURITIES LLC
                         BMW VEHICLE OWNER TRUST 2003-A
                        --------------------------------
                           (EXACT NAME OF REGISTRANT)


         DELAWARE                 333-103795                   22-3784653
         DELAWARE                 333-103795-02                51-6537378
  ----------------------    ----------------------     -------------------------
 (STATE OF INCORPORATION)   (COMMISSION FILE NO.)            (IRS EMPLOYER
                                                             IDENTIFICATION
                                                                NUMBER)


                             300 CHESTNUT RIDGE ROAD
                            WOODCLIFF LAKE, NJ 07677
                    ----------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)



                                 (201) 307-4000
                    ----------------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)

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
Item 9.01  Financial Statements and Exhibits.
           ---------------------------------


(c) Exhibit.
    -------

Exhibit 99.1   --    Servicer Report for BMW Vehicle Owner Trust 2003-A for the
                     Distribution Date June 27, 2005.


















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
                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.



                                         BMW FS Securities LLC
                                         BMW Vehicle Owner Trust 2003-A



Date: June 27, 2005                      By:  /s/ Kersten Zerbst
                                             -------------------------------
                                             Kersten Zerbst
                                             Authorized Signatory

                              EXHIBIT INDEX

Exhibit No.                 Description
-----------                 -----------

99.1            --          Servicer Report for BMW Vehicle Owner Trust 2003-A
                            for the Distribution Date June 27, 2005.














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